UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

ORTHOVITA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 640-1775

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 5, 2009, Orthovita, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2009. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On November 4, 2009, Orthovita, Inc. issued a press release announcing it will be hosting an investor breakfast from 7:00 A.M. to 9:00 A.M. PST on Wednesday, November 11, 2009, at the W Hotel in San Francisco, CA, which event will coincide with the annual meeting of the North American Spine Society (NASS) and will feature presentations by prominent surgeons on the practice of managing vertebral compression fractures (VCFs), including the role of Cortoss™, Orthovita’s novel biomaterial for the treatment of VCFs. Orthovita’s senior management will also provide an update on the commercialization of Cortoss. A copy of this press release is furnished as Exhibit 99.2 to this report.

Institutional buy side investment professionals and sell side analysts are invited to attend in person. The event will be available to the public via live Webcast at http://www.orthovita.com/investors/. To listen to the live event and view the corresponding presentation, please go to the Web site at least 15 minutes early to register, download and install any necessary audio software. A replay of the event will be available within 24 hours after the event. A replay of the webcast will be available for 90 days at the same location.

Pre-registration for the event is required. To pre-register, please contact Robert Stanislaro at (212) 850-5657 or robert.stanislaro@fd.com. Location and event details will be e-mailed to eligible professionals who pre-register. To enable Orthovita to make the necessary arrangements, pre-registration will close on November 9, 2009.

The information in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 4, 2009, issued by Orthovita, Inc.

99.2	Press Release, dated November 4, 2009, issued by Orthovita, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

By:	/S/ NANCY C. BROADBENT
Senior Vice President and
Chief Financial Officer

Dated: November 5, 2009